Supplement to the
Fidelity Advisor® Event Driven Opportunities Fund
Class A, Class T and Class C
October 26, 2016
Prospectus

On or about July 13, 2017, Advisor M Class of Fidelity® Government Money Market Fund will replace Daily Money Class shares of Fidelity® funds as an exchange privilege for Class M (formerly Class T) shareholders.

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AEDO-17-02 1.9881459.101	May 5, 2017